UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22754

Morgan Creek Series Trust

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Mark Vannoy, Treasurer
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code: (919) 933-4004

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Report to Stockholders.

MORGAN CREEK
CAPITAL MANAGEMENT

ALTERNATIVE THINKING ABOUT INVESTMENTS

ANNUAL REPORT TO SHAREHOLDERS

FOR THE YEAR ENDED MARCH 31, 2016

Morgan Creek Tactical Allocation Fund (A Series of Morgan Creek Series Trust)

For the Year Ended March 31, 2016

Contents

Letter to Investors	1
Fund Performance (Unaudited)	5
Investments Concentration Summary (Unaudited)	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	26
Fund Expenses (Unaudited)	27
Board of Trustees (Unaudited)	28
Fund Management (Unaudited)	29
Other Information (Unaudited)	30
Approval of Investment Management Agreement (Unaudited)	31
Privacy Notice	33

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors

Dear Shareholder,

We are pleased to present the second Annual Shareholder Letter (“the Letter”) for the Morgan Creek Tactical Allocation Fund (“the Fund”). The Fund was launched on August 15, 2013 to provide investors with a Liquid Alternatives vehicle to gain access to Morgan Creek’s portfolio management capabilities and our global investment insights. As Advisor to the Fund, we bring decades of combined investment management and portfolio construction experience integrating all asset classes including traditional investments (stocks, bonds and cash) with hedge fund and private investment strategies. Capital markets remain volatile, and while central bank policies and actions by policymakers are driving markets broadly, opportunities driven by fundamentals can also be found across markets, geographies, and asset classes. The balance of the Letter will provide a review of the capital markets since our 2015 Annual Shareholder Letter and provide analysis of the activities that drove investment performance during the year ended March 31, 2016.

Performance Summary (Institutional Share Class)

The past twelve months for the Fund proved exceptionally difficult. The second quarter of 2015 was best characterized by the rapid rise of the Chinese stock market, swiftly followed by a significant correction. In the third quarter, markets were first captivated by the Greek tragedy and the future state of the European Union. However, investors quickly shifted their attention to China after the country unexpectedly devalued its currency, leading to concerns surrounding a global slowdown once the significant driver of growth over the past seven years showed signs of distress. Markets rallied sharply in the fourth quarter of 2015 after fears regarding China subsided and central bankers once again promised monetary accommodation. However, by the end of the year, investors had shifted their attention to looming rate hikes by the Federal Reserve in December and markets declined slightly. China started off a turbulent 2016 by again devaluing its currency, which was coupled with a short lived circuit breaker implementation that was later repealed after two consecutive days of the local market hitting limit down measures. On February 11, 2016, oil traded below $27 per barrel and the S&P 500 had fallen almost 11% for 2016. This proved to be a significant turning point for markets, and crude oil rallied sharply in the following months. U.S. markets continued to rally throughout 2016’s first quarter, driven in large part by the previously battered energy and mining companies. For the twelve months ended March 31, 2016, the Fund fell (21.3%) compared to the (2.2%) decline of the blended benchmark1. The main positive contributors to the Fund included its short positions in equities and long positions in credit. The largest detractors from performance included the Systematic Equities basket, discretionary equity positions, and the Fund’s theme surrounding Southern Europe revaluation. The Systematic Equities strategy consists of single name equities gathered through our relationships with hedge fund managers. Some of the positions in the sub strategy were heavily owned by other managers and were punished by the market for reasons ranging from complex financial structures to regulatory fears, particularly in the healthcare space. European financial markets remain stressed as the Continent has suffered from everything including acts of terrorism to serious doubts surrounding the efficacy of the European Central Bank’s ability to stabilize local markets. This has created a significant drag on the world’s second largest economic area, and the Fund’s European revaluation positions suffered as a result. Japan, where the Bank of Japan’s January 29, 2016 announcement of negative interest rate policy (“NIRP”) capped a turbulent year, also proved to be a difficult market for the Fund. Investors rejected this announcement, and the Yen rallied sharply casting further doubts on the efficacy of Japan’s monetary policies.

First Quarter 2016

The first quarter of 2016 was quite volatile and was characterized by a rally in previously battered asset classes such as energy and mining. For the quarter, the Fund lost (6.2%) compared to the blended index’s return of 1.2%. The Fund’s long position in duration helped to anchor the Fund’s returns and its large size in the portfolio helped to offset

[1]	70% MSCI ACWI / 30% Barclays Aggregate Index. Please see important index information at the end of this letter.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors (continued)

losses. Poor performance in the Systematic Equities bucket was driven primarily by the healthcare and energy names. The Valeant saga and hostile rhetoric from presidential candidates continued to weigh on the healthcare sector. Rumors circulated that large hedge funds were forced to liquidate positions in healthcare and the market more broadly after facing redemptions from large institutional managers. Energy names in the Systematic Equities bucket did not participate in the energy rally during the second half of the quarter, which was driven primarily by over-levered E&P companies that received relief from rising oil prices. The announcement by the Bank of Japan (“BOJ”) in late January that it would push rates into negative territory was not well received by the markets. Japanese banks in particular sold off following the announcement, and the Yen rallied sharply which significantly affected the Fund’s performance. The Fund’s position in Argentinian credit continues to be a strong source of returns. As the country continues to undergo its historic economic transformation, we believe that Argentina will remain an idiosyncratic market that is likely to provide positive returns going forward.

Fourth Quarter 2015

The key narratives during the last quarter of 2015 revolved around subsiding fears of a Chinese hard landing and renewed accommodation from central bankers. These themes are somewhat related and had a strong effect on equities in October, which was the primary source of underperformance for the Fund during the quarter. The Fund returned 0.5% versus the blended benchmark’s return of 3.4%. The Fund had an outsized short position in the Russell 2000, which detracted from the Fund’s performance due to the developments in October. Another material development in the fourth quarter was the increased scrutiny of the specialty pharmaceuticals industry following media coverage of Turing Pharmaceuticals. Presidential candidates vowed to combat drug price inflation, dragging down the healthcare sector, and with it, our healthcare positions. Oil prices continued to experience weakness in the fourth quarter and the Fund’s overweight in select companies exposed to the energy sector detracted from performance. A key player (and a position in the Fund) in the MLP sector sold off during the month, and the entire asset class became increasingly correlated with the price of oil despite the businesses being more directly tied to oil volumes rather than the underlying commodity price. October provided a reprieve from the market selloff in the third quarter but the optimism wore off throughout the remainder of the quarter as investors turned their attention to the potential looming rate hike in December.

Third Quarter 2015

The third quarter was largely defined by China devaluing its currency by approximately 2% on August 10, 2015. The devaluation led to a global sell-off in equities as fears of a Chinese slowdown continued to mount throughout the quarter. During the quarter, the Fund fell (13.1%) compared to the benchmark’s decline of (6.3%). Within the Systematic Equities and discretionary equity portfolios, the Fund’s exposure to China internet names meaningfully detracted from performance. Positions in the healthcare industry were also detractors following Turing Pharmaceutical’s controversial price hike of the drug Daraprim, which was instituted under former CEO Martin Shkreli. Japanese positions sold off on fears that further devaluation of the Chinese yuan would hurt Japan’s competitiveness. Devaluation worries and the implication that China was experiencing a slowdown had a knock on effect on Japan due to China’s status as one of Japan’s largest export markets. Short positions in individual names along with an index overlay helped to mitigate losses but were not large enough to fully offset losses on the long side of the portfolio. Throughout the quarter, the Fund trimmed its position in select Chinese internet companies, but ultimately concluded that the selloff in the equities would prove to be temporary and maintained most positions in the portfolio. The selloff in the market continued until clarity surrounding central bank policy was announced in October. The Fund’s long position in Greek bank warrants fell significantly during the quarter. The standoff between Syriza and the European Commission provided uncertainty surrounding the membership of Greece in the European Union, and the country sold off as a result. The third quarter

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors (continued)

could best be described as a period of risk-off sentiment, in which our higher growth positions were adversely affected as investors fled to more value oriented companies.

Second Quarter 2015

The second quarter of 2015 was largely defined by the spectacular run up of the Shanghai Composite that began in late 2014 and culminated with a massive correction in June. The meteoric rise of the Shanghai Composite was largely engineered by the Chinese government as a result of relaxed standards for margin lending. This allowed Chinese citizens to borrow excessively in order to purchase equity securities in the local stock markets at an unsustainable pace. For the quarter, the Fund lost (3.9%), compared to the benchmark decline of (0.3%). The largest detractor from performance during the quarter was the Fund’s pair trade that involved taking a long position in Yahoo! common equity and shorting the common shares of Alibaba. During the quarter the share price decline in Yahoo! far outweighed the offsetting move in Alibaba. The Fund’s Japanese Reflation theme performed modestly well during the quarter. Particularly frustrating during the quarter was the Fund’s positions in U.S. airline companies. Following the announcement of capacity expansion by a major carrier, airlines sold off because the market interpreted this announcement as renewed price competition between the carriers instead of profit taking from low oil prices.

Changes to portfolio

Given the impact of idiosyncratic positions on the portfolio, the Fund will be more focused on the use of baskets or ETFs to express views about sectors and geographies, particularly in equities. This, along with the use of baskets that correlate with the quarterly letter published by the Chief Investment Officer of the firm, Mark Yusko, are some key changes to the manner in which the portfolio is managed.

Conclusion

The Morgan Creek Tactical Allocation Fund was created to help to provide investors with a strategic approach to portfolio construction that seeks to generate consistent long-term returns that would complement a traditional portfolio of equities, fixed income and cash. The flexible mandate of the Fund allows us to allocate to stocks, bonds, commodities and currencies on a global basis, and provides potential advantages to a more restricted portfolio mandate, while the broad diversification of the portfolio can reduce overall portfolio risk. We are grateful for the privilege to manage capital on your behalf and look forward to navigating the investment environment together in the years ahead.

Important Disclosures

Investors should carefully consider the investment objectives, risks, charges and expenses of the Morgan Creek Tactical Allocation Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.morgancreekfunds.com or by calling 855-623-8637. The prospectus should be read carefully before investing. The Morgan Creek Tactical Allocation Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Morgan Creek Capital Management, LLC and Northern Lights Distributors, LLC are unaffiliated.

Fund Risk disclosure:

Mutual Funds involve risk including the possible loss of principal. In general, the price of a fixed income security falls when interest rates rise. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Certain transactions of the Fund, such as investment in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged. Securities of distressed companies are speculative in nature and are subject to greater levels of issuer, credit, and liquidity risk. Investments in private investment funds may be more illiquid than securities issued by other funds. The value of the Fund’s investment in short-term interest-bearing investments will vary from day-to-day, depending on short-term interest rates.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors (continued)

Foreign common stocks and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Options and futures transactions involve risks. Price fluctuations, transaction costs, and limited liquidity of futures and options contracts may impact correlation with changes in the value of the underlying security, potentially reducing the return of the Fund.

About the Morgan Creek Tactical Allocation Fund Benchmark & Definitions:

70% MSCI ACWI / 30% Barclays Aggregate

MSCI ACWI Index: this is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Source: MSCI Barra.

Barclays Aggregate Bond Index: this is a composite index made up of the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, which includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million. Definition is from Barclays.

S&P 500 Index: this is an index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The index is a market-value weighted index – each stock’s weight in the index is proportionate to its market value. Definition is from Standard and Poor’s.

EURO STOXX 50 Index: this is an index for the Eurozone that provides a Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The EURO STOXX 50 Index is licensed to financial institutions to serve as underlying for a wide range of investment products such as Exchange Traded Funds (ETF), Futures and Options, and structured products worldwide. Definition is from Stoxx.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Fund Performance (Unaudited)
 March 31, 2016

Growth of Hypothetical $1,000,000 Investment Through March 31, 2016

AVERAGE ANNUAL RETURNS (c) (FOR THE PERIODS ENDED MARCH 31, 2016)
	1 Year	Since Inception (d)
Morgan Creek Tactical Allocation Fund, Class I	(21.27%)	(7.08%)
Morgan Creek Tactical Allocation Fund, Class A	(21.43%)	(8.83%)
MSCI ACWI	(3.81%)	5.07%

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

(a)
The line graph above represents performance of the Class I shares only, which will vary from the performance of Class A shares based on the difference in fees paid by shareholders in the different classes.

(b)	The MSCI All Country World Index (“MSCI ACWI”) captures large and mid capitalization representation across 23 developed markets and 23 emerging markets countries.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends of distributions, if any, are reinvested in shares of the Fund.
(d)	Represents the period from commencement of operations (August 16, 2013 for Class I and September 20, 2013 for Class A) through March 31, 2016.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Investments Concentration Summary (Unaudited)
 March 31, 2016

Ten Largest Long Position Equity Holdings At March 31, 2016		Percent of Net Assets	Holdings by Industry	% of Long Common Stocks
1.	RSP Permian, Inc.	1.4	Internet & Catalog Retail	14.7
2.	Altice NV	1.2	Oil, Gas & Consumable Fuels	11.8
3.	Plains GP Holdings LP	1.2	Internet Software & Services	10.6
4.	Sony Corp.	1.2	Aerospace & Defense	9.7
5.	FleetCor Technologies, Inc.	1.1	Media	9.4
6.	Tencent Holdings Ltd.	1.1	Biotechnology	8.2
7.	Vipshop Holdings Ltd.	1.1	Airlines	6.7
8.	Apple, Inc.	1.1	Pharmaceuticals	5.6
9.	Charter Communications, Inc.	1.1	Banks	3.4
10.	Alphabet, Inc.	1.1	Household Durables	3.4
	Total	11.6	IT Services	3.2
			Technology, Hardware, Storage & Peripherals	3.2
			Software	3.0
			Textiles, Apparel & Luxury Goods	2.9
			Chemicals	2.3
			Electric Utilities	1.9

Holdings by Sector	% of Long Common Stocks

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Schedule of Investments
 March 31, 2016

	Shares	Value ($)
Long Positions 110.5%
Common Stocks 35.3%
Consumer Discretionary 10.8%
Household Durables 1.2%
Sony Corp. (ADR)(a)	12,001	308,666

Internet & Catalog Retail 5.2%
Amazon.com, Inc.*	460	273,074
JD.com, Inc. (ADR)*(a)	9,654	255,831
Netflix, Inc.*(a)	2,701	276,123
The Priceline Group, Inc.*(a)	200	257,792
Vipshop Holdings Ltd. (ADR)*(a)	22,742	292,917
		1,355,737
Media 3.4%
Altice NV Class A*	17,598	313,588
Charter Communications, Inc. Class A*	1,408	285,021
Comcast Corp. Class A	4,440	271,195
		869,804
Textiles, Apparel & Luxury Goods 1.0%
Carter's, Inc.	2,560	269,773

Energy 4.1%
Oil, Gas & Consumable Fuels 4.1%
Plains GP Holdings LP Class A	35,929	312,223
RSP Permian, Inc.*	12,962	376,417
The Williams Cos., Inc.	15,890	255,352
YPF SA (ADR)(a)	7,764	138,820
		1,082,812
Financials 1.2%
Banks 1.2%
Banco Macro SA (ADR)	2,440	157,307
Grupo Financiero Galicia SA (ADR)	5,443	154,037
		311,344
Health Care 4.9%
Biotechnology 2.9%
Amgen, Inc.	1,716	257,280
Celgene Corp.*	2,487	248,924
Gilead Sciences, Inc.(a)	2,746	252,247
		758,451
Pharmaceuticals 2.0%
Horizon Pharma PLC*	15,573	258,045
Johnson & Johnson	2,400	259,680
		517,725
Industrials 5.8%
Aerospace & Defense 3.4%
General Dynamics Corp.(a)	1,539	202,178
Lockheed Martin Corp.(a)	977	216,405
Northrop Grumman Corp.(a)	1,103	218,284
Spirit AeroSystems Holdings, Inc. Class A*	5,586	253,381
		890,248
Airlines 2.4%
American Airlines Group, Inc.	4,715	193,362
Southwest Airlines Co.(a)	4,642	207,962
United Continental Holdings, Inc.*(a)	3,599	215,436
		616,760
Information Technology 7.0%
Internet Software & Services 3.7%
58.com, Inc. (ADR)*	2,277	126,715
Alphabet, Inc. Class A*	366	279,222
Facebook, Inc. Class A*	2,380	271,558
Tencent Holdings Ltd.	14,400	294,224
		971,719
IT Services 1.1%
FleetCor Technologies, Inc.*(a)	1,989	295,864

Software 1.1%
Microsoft Corp.(a)	4,950	273,388

Technology, Hardware, Storage & Peripherals 1.1%
Apple, Inc.	2,679	291,984

Materials 0.8%
Chemicals 0.8%
CF Industries Holdings, Inc.	6,761	211,890

Utilities 0.7%
Electric Utilities 0.7%
Pampa Energia SA (ADR)*(a)	8,190	175,594
Total Common Stocks (Cost $8,819,161)		9,201,759

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Schedule of Investments (continued)
 March 31, 2016

	Shares	Value ($)
Warrant 0.0%
Financials 0.0%
Banks 0.0%
Alpha Bank AE, Expiration Date 12/10/2017*	1,426,566	1,623
(Cost $1,556,043)

Exchange-Traded Funds 40.1%
iShares 20+ Year Treasury Bond Fund(a)	13,652	1,783,088
iShares Core U.S. Aggregate Bond Fund	25,565	2,833,625
iShares FTSE A50 China Index Fund	169,000	219,601
iShares MSCI France Fund	34,047	823,256
iShares MSCI Germany Fund	37,491	964,643
iShares MSCI Ireland Capped Fund	6,744	271,109
iShares MSCI Japan Fund	68,100	777,021
iShares MSCI Spain Capped Fund	8,000	217,440
iShares MSCI Switzerland Capped Fund	13,800	410,274
iShares MSCI United Kingdom Fund	57,008	893,885
iShares Russell 1000 Fund	5,045	575,483
WisdomTree India Earnings Fund(a)	12,913	251,933
WisdomTree Japan Hedged Equity Fund(a)	9,501	415,289
Total Exchange-Traded Funds (Cost $10,251,339)		10,436,647

	Principal Amount ($)	Value ($)
Government & Agency Obligation 3.2%
Sovereign Bond 3.2%
Republic of Argentina, 8.28%, 12/31/2033(b)*	701,019	841,223

	Shares	Value ($)
Short-Term Investments 31.9%
SSgA Prime Money Market Fund, 0.39%**
(Cost $8,296,950)	8,296,950	8,296,950

	% of Net Assets	Value ($)
Total Long Positions (Cost $29,653,310) †	110.5	28,778,202
Other Assets and Liabilities, Net	2.7	724,185
Securities Sold Short	(13.2)	(3,446,991)
Net Assets	100.0	26,055,396

†
The cost for federal income tax purposes was $29,712,381. At March 31, 2016, net unrealized depreciation for all securities based on tax cost was $934,179. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,312,795 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,246,974.

	Shares	Value ($)
Securities Sold Short 13.2%
Common Stocks 9.1%
Consumer Discretionary 0.6%
Textiles, Apparel & Luxury Goods 0.6%
Under Armour, Inc. Class A	1,680	142,514

Energy 2.2%
Oil, Gas & Consumable Fuels 2.2%
PrairieSky Royalty Ltd.	9,715	184,314
Royal Dutch Shell PLC Class A, (ADR)	1,879	91,038
Statoil ASA (ADR)	7,334	114,117
Tourmaline Oil Corp.	8,664	183,453
		572,922
Financials 2.8%
Capital Markets 0.6%
Franklin Resources, Inc.	3,836	149,796

Banks 1.1%
Canadian Imperial Bank of Commerce	2,090	156,144
HSBC Holdings PLC (ADR)	3,900	121,368
		277,512
Diversified Financial Services 0.5%
Berkshire Hathaway, Inc. Class B	984	139,610

Real Estate Investment Trusts (REITs) 0.6%
Communications Sales & Leasing, Inc.	7,640	169,990

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Schedule of Investments (continued)
 March 31, 2016

	Shares	Value ($)
Information Technology 2.6%
Computers & Peripherals 1.0%
HP, Inc.	10,318	127,118
Twitter, Inc.	8,512	140,873
		267,991
IT Services 0.6%
International Business Machines Corp.	962	145,695

Semiconductors & Semiconductor Equipment 0.5%
Intel Corp.	3,744	121,119

Software 0.5%
Oracle Corp.	3,443	140,853

Materials 0.9%
Chemicals 0.9%
The Mosaic Co.	8,800	237,600
Total Common Stocks (Proceeds $2,038,358)		2,365,602

Exchange-Traded Funds 4.1%
iShares Nasdaq Biotechnology Fund	2,887	752,958
iShares Russell 2000 Fund	2,969	328,431
Total Exchange-Traded Funds (Proceeds $1,291,481)		1,081,389
Total Securities Sold Short (Proceeds $3,329,839)		3,446,991

*	Non-income producing security.
**	Current yield; not a coupon rate.
(a)	All or a portion of these securities are pledged as collateral for short sales.
(b)	The following table represents a bond that is in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value($)
Republic of Argentina*	8.28%	12/31/2033	701,019	729,817	841,223

ADR American Depositary Receipt
FTSE Financial Times Stock Exchange
MSCI Morgan Stanley Capital Institutional

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Statement of Assets and Liabilities
 As of March 31, 2016

Assets
Investments, at fair value (cost $29,653,310)	$28,778,202
Foreign currency, at fair value (cost of $265,325)	291,208
Deposit at broker for securities sold short	509,279
Receivable for Fund shares sold	4,689
Dividends receivable	6,619
Interest receivable	2,626
Due from Advisor	27,971
Other assets	20,011
Total Assets	$29,640,605

Liabilities
Payable for securities sold short, at value (proceeds of $3,329,839)	3,446,991
Dividends payable for securities sold short	12,996
Management fee payable	5,484
Accrued expenses and payables	119,738
Total liabilities	3,585,209
Net assets, at Value	$26,055,396

Net Assets Consist of:
Net investment loss	(656,488)
Net unrealized appreciation (depreciation) on:
Investments	(875,108)
Securities sold short	(117,152)
Foreign currency transactions	26,043
Accumulated net realized loss	(7,047,300)
Paid-in capital	34,725,401
Net Assets, at Value	$26,055,396

Class I
Net Asset Value Per Share
($25,179,170 ÷ 3,136,871 outstanding shares; $0.0001 par value; unlimited shares of beneficial interest authorized)	$8.03

Class A
Net Asset Value Per Share
($876,226 ÷ 113,861 outstanding shares; $0.0001 par value; unlimited shares of beneficial interest authorized)	$7.70
Sales Charge Class A (Load)	5.75%
Maximum Offering Price Per Class A Share	$8.17

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Statement of Operations
For the Year ended March 31, 2016

Investment Income
Income:
Dividends (net of foreign taxes withheld of $5,347)	$359,645
Interest	123,760
Total investment income	483,405

Expenses:
Management fees	209,448
Interest expense on securities sold short	173,362
Administration fees	116,219
Dividend expense on securities sold short	102,490
Custodian and accounting fees	83,757
Audit fees	69,078
Legal fees	54,138
Registration fees	51,242
Trustees' fees	42,000
Transfer agent fees	28,816
Shareholder reporting fees	18,490
Distribution and service fees - Class A	2,582
Other fees	26,648
Total expenses before expense reductions	978,270
Expense reimbursement	(134,409)
Net expenses	843,861
Net investment loss	(360,456)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(350,505)
Capital gain distributions from non-affiliated investments	65,606
Securities sold short	782,943
Swap contracts	(1,149,463)
Foreign currency transactions	23,195
Payments by affiliates (see Note 8)	1,960
Net realized loss	(626,264)
Change in net unrealized appreciation (depreciation) on:
Investments	(6,565,467)
Securities sold short	(290,719)
Foreign currency transactions	26,302
Net change in unrealized depreciation	(6,829,884)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, securities sold short, swap contracts and foreign currency transactions	(7,456,148)
Net decrease in net assets from operations	$(7,816,604)

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Statement of Changes in Net Assets
For the year ended March 31, 2016

	Year ended March 31, 2016	Year ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(360,456)	$(831,318)
Net realized loss	(626,264)	(5,897,518)
Change in net unrealized appreciation (depreciation)	(6,829,884)	2,618,156
Net decrease in net assets resulting from operations	(7,816,604)	(4,110,680)

Distributions to shareholders from
Net realized capital gains:
Class I	—	(1,105,175)
Class A	—	(35,410)
Total distributions	—	(1,140,585)

Net share transactions:
Proceeds from shares sold	263,986	8,764,840
Reinvestments of distributions	—	1,140,112
Cost of shares repurchased	(6,453,773)	(16,824,895)
Decrease in net assets from fund share transactions	(6,189,787)	(6,919,943)
Decrease in net assets	(14,006,391)	(12,171,208)

Net Assets
Beginning of period	40,061,787	52,232,995
End of period (including net investment income loss of $656,488 and $262,327, respectively)	$26,055,396	$40,061,787

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Financial Highlights
 Class I

Per Share Data	Year ended March 31, 2016	Year ended March 31, 2015		Period ended March 31, 2014(a)
Net asset value, beginning of year	$10.20	$11.36		$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.10)	(0.19)		(0.01)
Net realized and unrealized gain (loss)	(2.07)	(0.70)		1.37
Total from investment operations	(2.17)	(0.89)		1.36
Less distributions from:
From net realized gain on investments	—	(0.27)		—

Net asset value, end of year	$8.03	$10.20		$11.36

Total Return(c),(d)	(21.27%)	(7.80%	)(e)	13.60	%*

Ratios/Supplemental Data:
Net assets, end of year ($000's)	$25,179	$38,872		$51,751
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short)	3.02%	3.24%		3.67	%**
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short)	2.61%	3.12%		3.05	%**
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short)	1.75%	1.75%		1.75	%**
Ratio of net investment loss	(1.11%)	(1.80%)		(0.16	%)**
Portfolio turnover rate	228%	559%		346	%(f)*

(a)	For the period from August 16, 2013 (commencement of operations of Class I shares) to March 31, 2014.
(b)	Based on average shares outstanding during the period.
(c)	Total return would have been lower had certain expenses not been reduced.
(d)
Total return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sale charges, redemption fees or program fees; results would be lower if they were included.

(e)
At March 31, 2015, 0.09% of the Fund’s total return consisted of a voluntary reimbursement by the advisor for a loss incurred on a trade executed incorrectly. Excluding this item, the total return would have been (7.89%).

(f)	Represents portfolio turnover rate for the Morgan Creek Tactical Allocation Fund for the period from August 16, 2013 through March 31, 2014.

*	Not annualized
**	Annualized

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to timing of capital share transactions.

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Financial Highlights
 Class A

Per Share Data	Year ended March 31, 2016	Year ended March 31, 2015	Period ended March 31, 2014(a)
Net asset value, beginning of year	$9.80	$10.95	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.12)	(0.21)	(0.04)
Net realized and unrealized gain (loss)	(1.98)	(0.67)	0.99
Total from investment operations	(2.10)	(0.88)	0.95
Less distributions from:
From net realized gain on investments	—	(0.27)	—

Net asset value, end of year	$7.70	$9.80	$10.95

Total Return(c),(d)	(21.43%)	(8.00%)	9.50	%*

Ratios/Supplemental Data:
Net assets, end of year ($000's)	$876	$1,189	$482
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short)	3.27%	3.48%	3.98	%**
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short)	2.84%	3.36%	3.36	%**
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short)	2.00%	2.00%	2.00	%**
Ratio of net investment loss	(1.33%)	(2.12%)	(0.67	%)**
Portfolio turnover rate	228%	559%	346	%(e)*

(a)	For the period from September 20, 2013 (commencement of operations of Class A shares) to March 31, 2014.
(b)	Based on average shares outstanding during the period.
(c)	Total return would have been lower had certain expenses not been reduced.
(d)
Total return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sale charges, redemption fees or program fees; results would be lower if they were included.

(e)	Represents portfolio turnover rate for the Morgan Creek Tactical Allocation Fund for the period from August 16, 2013 through March 31, 2014.

*	Not annualized
**	Annualized

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to timing of capital share transactions.

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements
March 31, 2016

1. Organization

Morgan Creek Tactical Allocation Fund (the “Fund”), a series of Morgan Creek Series Trust (the “Trust”), was organized under the laws of the State of Delaware as a statutory trust on August 31, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Agreement and Declaration of Trust or unless and until required by law. Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company, serves as the Fund’s investment advisor.

The Fund has Class A, Class C and Class I shares. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class I shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than Class A and C shares. As of March 31, 2016, only Class I and Class A have started operations. Each class has exclusive voting rights with respect to matters that affect that class.

The Fund’s investment objective is to provide long-term total investment returns (capital gains plus income) through an actively-managed portfolio of global securities that exhibit a lower level of volatility than traditional equity markets. To achieve the Fund’s investment objective, the Advisor will incorporate a broad set of global strategies that allow for the tactical allocation of Fund assets across multiple markets, asset classes, geographies and sectors in response to changing market and economic conditions. The Fund anticipates that the weighting in international securities will exceed 40% of the portfolio assets under normal economic conditions (however, the Advisor may determine that conditions warrant a lower level of exposure). The Fund’s investments may be subject to various risk factors including market, credit, currency, concentration and geographic risk.

In the normal course of business, the Fund may pursue certain investment strategies, trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, leverage, short selling, and global tactical asset allocation strategies.

2. Significant Accounting Policies

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Management has determined that the Fund meets the definition of an investment company and follows the accounting and reporting guidance in FASB ASC 946, Investment Companies.

Security Valuation

Investments normally are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the exchange is open for trading.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2016

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2, and 3). Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued based on market quotations, official closing prices or information furnished by a pricing source. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are categorized as Level 1 securities.

Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

The Fund may enter into Participatory Note (the “P-Notes”) transactions with broker-dealers, particularly in markets that restrict foreign access, such as Saudi Arabia. The price of the P-Notes is based on the value of the underlying security net of any commission. The Fund recognizes realized and unrealized gains or losses on these P-Notes based on the proceeds from the transactions and the change of the value in the underlying position. P-Notes are categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by an approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2016

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below).

The three levels are defined as follows:

Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Other significant observable inputs including fair value of investments with the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date; and

Level 3 – Other significant unobservable inputs including fair value of investments that do not have the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date.

The following is a summary of the inputs used as of March 31, 2016 in valuing the investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks, at fair value(a)	$9,201,759	$—	$—	$9,201,759
Warrant, at fair value	1,623	—	—	1,623
Exchange-Traded Funds, at fair value	10,436,647	—	—	10,436,647
Government & Agency Obligations, at fair value	—	841,223	—	841,223
Short-Term Investments, at fair value	8,296,950	—	—	8,296,950
Total Investments	$27,936,979	$841,223	$—	$28,778,202

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short, at fair value	$(2,365,602)	$—	$—	$(2,365,602)
Exchange-Traded Funds Sold Short, at fair value	(1,081,389)	—	—	(1,081,389)
Total Securities Sold Short	$(3,446,991)	$—	$—	$(3,446,991)

There have been no transfers between fair value measurement levels during the year ended March 31, 2016.

(a)	See Schedule of Investments for additional detailed categorizations.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2016

Security Transactions and Investment Income

Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on a trade date basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date and net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on the specific identification cost basis.

Investment income, realized and unrealized gains and losses, and certain fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class specific expenses. Differences in class level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class specific arrangements.

Participatory Notes

The Fund may invest in Participatory Notes (“P-Notes”). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. The market values of foreign securities, currency holdings and related assets and liabilities are translated into U.S. Dollars at the close of regular trading on the NYSE. Income and expenses denominated in foreign currencies are translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Although the Fund’s investments are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2016

Short Sales

The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or for investment purposes, which may result in realized appreciation or depreciation subject to the increase or decline in value of securities not owned by the Fund. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Deposits at broker for securities sold short primarily represents proceeds from securities sold, not yet purchased, net of excess cash, held at the prime broker as of March 31, 2016, which serves as collateral for securities sold, not yet purchased. Securities segregated as collateral are identified in the Schedule of Investments. The amount of the liability is marked-to-market to reflect the current value of the short position. The Fund may receive or pay the net of the broker’s fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or dividend or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

Class Allocations and Expenses

Investment income, unrealized and realized capital gains and losses, common expenses of the Fund, and certain Fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2016

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $7,024,668 of short term losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized.

In addition, from November 1, 2015 through March 31, 2016, the Fund elected to defer qualified late year ordinary losses of approximately $620,049 and treat them as rising in the fiscal year ending March 31, 2017.

In accordance with U.S. GAAP, management has analyzed the Fund’s tax positions for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. During the period, the Fund did not incur any interest or penalties. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

At March 31, 2016, the Fund’s components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(7,024,668)
Unrealized appreciation (depreciation) on investments	(1,025,288)
$(8,049,956)

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2016

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under U.S. GAAP. Accordingly, for the year ended March 31, 2016, the effects of certain permanent differences were reclassified as follows:

Paid-in capital	Accumulated net realized gain	Net investment loss
$(35,616)	$69,321	$(33,705)

3. Derivative Instruments

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective allows the Fund to enter into various types of derivative contracts, including options contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The success of any strategy involving derivatives depends on analysis of numerous economic factors and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivatives in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Swaps

A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2016

event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts

A total return swap contract is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the underlying reference entity, which may include a specific security, basket of securities or underlying index, in return for periodic payments based on a fixed or variable interest rate. If the Fund was looking to receive the appreciation in the value of a specified reference entity, the Fund would receive payments based on any positive total return of the underlying reference entity, and would owe payments if there were a negative total return, net of any applicable financing rate. If the Fund were trying to replicate an exposure to a short position, the Fund would owe payments on any positive total return, and receive payment if there were a negative total return, net of any applicable financing rate. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Any upfront payment made by the Fund is recorded as an asset and any upfront payment received by the Fund is recorded as a liability. These are shown as upfront payments paid and upfront payments received, respectively, in the Statement of Assets and Liabilities and are amortized over the term of the swap. Net payments received or paid at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations. Certain risks may arise when entering into swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. For the year ended March 31, 2016, the Fund entered into total return swap transactions as a substitute for direct investment in a specific security or market and to maintain exposure to the market.

As of March 31, 2016, the Fund did not hold open total return swap contracts. For the year ended March 31, 2016, the investment in short total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $4,347,000 and the investment in long total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $5,764,000.

The amount of realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Equity Contracts (a)	$(1,149,463)

The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from swap contracts.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2016

4. Fund Fees and Expenses

At March 31, 2016, certain officers of the Trust were also employees of the Advisor. The Trust’s officers do not receive fees from the Trust for services in any capacity. The Trust compensates each trustee who is not an officer, director or employee of the Advisor for his or her services as a trustee of the Trust or as a member of the Board.

For the period from April 1, 2015 through December 31, 2015, the Fund paid the Advisor a monthly management fee at a rate of 0.75% of the Fund’s average daily net assets.

Effective January 1, 2016, the Fund paid the Advisor a monthly management fee at a rate of 0.25% of the Fund’s average daily net assets due to a voluntary reduction of the management fee by the Advisor.

The Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to reimburse certain operating expenses of the Fund in order to maintain certain expenses at or below 2.00% for Class A, 2.75% for Class C, and 1.75% for Class I (the “Expense Caps”), of the average net assets of each Class until July 31, 2016. Expenses covered by the Expense Caps include all of the Fund’s expenses other than interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses and dividend expenses on short sales, in excess of such limitation. Acquired fund fees and expenses are also excluded from this contractual limitation.

If in any month during which the Investment Management Agreement is in effect, the estimated annualized total operating expenses for the Fund is less than the Expense Caps, the Advisor shall be entitled to reimbursement by the Fund to the extent that the Fund’s annualized total operating expenses plus the amount so reimbursed does not exceed, for such month, the Expense Caps. The total amount of reimbursement to which the Advisor may be entitled (the “Reimbursement Amount”) shall equal the sum of all management fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the Fund pursuant to Expense Limitation Agreement during the previous sixty months, less any reimbursement previously paid by the Fund to the Advisor. Notwithstanding the foregoing, the amount paid to the Advisor will in no event exceed the Reimbursement Amount.

During the year ended March 31, 2016, the Advisor did not recapture any of its prior contractual waivers or reimbursements. As of March 31, 2016, the Reimbursement Amounts pursuant to this agreement are as follows:

Years ended March 31	Reimbursement Amount
2014	$121,343
2015	$55,789
2016	$134,409

State Street Bank and Trust Company (the “Administrator” or “State Street”) provides accounting and administrative services to the Fund under an administrative services agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street is paid a monthly administrative fee at an annual rate of 0.21% of the Fund’s average daily net assets.

Gemini Fund Services, LLC (“GFS”) serves as transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Under the Agreement, GFS

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2016

is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For such services rendered to the Fund under the Agreement, the Fund pays GFS a fee equal to the greater of (i) a minimum fee of $18,000 and (ii) $14 per open account and $2 per closed account. The Fund also pays GFS for any out-of-pocket expenses.

Distribution and Shareholder Service Plans

The Fund has adopted Distribution and Shareholder Services Plans (collectively, the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A and Class C shares.

Under the Plans, the Fund may pay an aggregate amount on an annual basis not to exceed 0.25% and 1.00% of the value of the Fund’s average daily net assets attributable to the Class A and Class C shares, respectively, for services provided under the Plans.

For Class A shares, a 1.00% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (“NAV”) for $1 million or more that are subsequently redeemed within 12 months of purchase. Class C shares are subject to a CDSC 1.00% for redemptions within twelve months of investing.

5. Indemnifications

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain provisions that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience and knowledge of management, the Fund expects the risk of loss to be remote.

6. Purchases and Sales of Securities

For the year ended March 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated to $45,389,523 and $63,464,844, respectively. Purchases to cover securities sold short and securities sold short aggregated to $14,731,726 and $8,693,092, respectively.

7. Share Transactions

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (0.0001 par value). Transactions in Fund shares were as follows:

	For the year ended March 31, 2016
Class I:	Shares	Amount
Shares sold	30,424	$263,186
Shares reinvested	—	—
Shares repurchased	(706,353)	(6,390,908)
Net increase	(675,929)	$(6,127,722)

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2016

	For the year ended March 31, 2016
Class A:	Shares	Amount
Shares sold	102	$800
Shares reinvested	—	—
Shares repurchased	(7,632)	(62,865)
Net increase	(7,530)	$(62,065)

8. Payment by Affiliate

During the year ended March 31, 2016, the Advisor agreed to reimburse the Fund $1,960 for a loss incurred on a trade executed incorrectly. The amount reimbursed was 0.01% of the Fund’s average net assets.

9. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Report of Independent REgistered Public Accounting Firm

The Board of Trustees and Shareholders of
Morgan Creek Tactical Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Creek Tactical Allocation Fund (“the Fund”), a series of Morgan Creek Series Trust as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Creek Tactical Allocation Fund, a series of Morgan Creek Series Trust, at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

Charlotte, North Carolina
 May 26, 2016

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Fund Expenses (Unaudited)
 March 31, 2016

As a shareholder of the Fund, you may incur two types of costs: (1) transactions costs, and (2) ongoing costs, including management fees, shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in Dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

This section of the table for the class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

Class I	Annualized Net Expense Ratio(a)	Beginning Account Value	Ending Account Value	Net Expense Incurred(b)
1) Actual	2.38%	$1,000.00	$942.50	$11.56
2) Hypothetical	2.38%	$1,000.00	$1,013.10	$11.98

Class A	Annualized Net Expense Ratio(a)	Beginning Account Value	Ending Account Value	Net Expense Incurred(b)
1) Actual	2.63%	$1,000.00	$941.30	$12.76
2) Hypothetical	2.63%	$1,000.00	$1,011.90	$13.23

(a)	Includes interest and dividend expense on securities sold short of 0.63% for each class.
(b)
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied 183 (the number of days in the most recent six-month period), then divided by 366.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Board of Trustees (Unaudited)

Name(1) and Year of Birth	Position(s) held With Registrant	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Morgan Creek- Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee In the Past Five Years
Independent Trustees
William C. Blackman 1946	Trustee	Since 2012	Shareholder of Blackman & Sloop (accounting firm) from 2005 to June 2008.	2 Funds	None
Michael S. McDonald 1966	Trustee	Since 2012	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	2 Funds	None
Sean S. Moghavem 1964	Trustee	Since 2012
President of Archway Holdings Corp. since prior to 2005 to present; President of URI Health and Beauty LLC since prior to 2005 to present; President of Archway Holdings-Wilmed LLC from April 2008 to present.
				2 Funds	None
Interested Trustees(4)
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2012
Mr. Yusko has been Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
				2 Funds	None
Josh Tilley 1977	Trustee, Managing Director	Since 2012
Mr. Tilley joined Morgan Creek Capital Management, LLC in July 2004 and serves as Managing Director. Previously Mr. Tilley served as an Associate for UNC Management Company, LLC from 2003-2004 where he was responsible for manager research and due diligence and overall portfolio strategy and tactical asset allocation decisions.
				2 Funds	None

The Fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call the Fund at 1-919-933-4004.

(1)	The address for each of the Fund’s Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.
(2)	Trustees serve until their resignation, removal or death.
(3)	The information above includes each Trustee’s principal occupation during the last five years.
(4)	Mr. Yusko and Mr. Tilley are “interested persons,” as defined in the 1940 Act, of the Fund based on their position with Morgan Creek Capital Management, LLC and its affiliates.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Fund Management (Unaudited)

Name and Year of Birth	Position(s) held With Registrant	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Mark B. Vannoy 1976	Treasurer	Since 2012
Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration. Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2012	Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director.
David K. James 1970	Secretary	Since 2012	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 to present).

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of the Fund’s policies and procedures and proxy voting record with respect to the voting of proxies relating to the Fund during the most recent period ended June 30 is available without charge, upon request, by calling the Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Approval of Investment Management Agreement (Unaudited)

The Board of Trustees (the “Board” or each separately a “Trustee”) met at an in person meeting on December 7, 2015. Matters bearing on the investment management agreement (the “Agreement”) between the Morgan Creek Tactical Allocation Fund (“Fund” or “Tactical Fund”) and Morgan Creek Capital Management, LLC (“Morgan Creek” or the “Advisor”) were considered. The Trustees received information relating to the Agreement derived from a number of sources and covering a range of issues. At the meeting, the Board, including a majority of the Trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Trustees”), unanimously voted to approve the Agreement with Morgan Creek for the Fund for an additional period ending December 31, 2016.

In considering the approval of the Agreement, the Independent Trustees requested and evaluated extensive materials from Morgan Creek and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by Morgan Creek; (b) the breadth and experience of the investment management and research staff of Morgan Creek; (c) financial information for Morgan Creek; (d) marketing and distribution support to be provided by Morgan Creek to the Fund; (e) the current Form ADV of Morgan Creek; (f) the expected profitability report of Morgan Creek with respect to the Fund; (g) the fees charged to other clients relative to fees charged to the Fund by Morgan Creek; and (h) the resources devoted to compliance with the Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form Morgan Creek’s portions of the Fund’s compliance program and (v) Morgan Creek’s responsibilities overseeing the Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors they believed relevant with respect to Morgan Creek, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Fund; commitment or a period of time to provide contractual expense cap to the Fund; potential benefits to Morgan Creek from its relationship with the Fund, including revenues to be derived from services provided to the Fund by its affiliates, if any; and potential benefits to the Fund and its shareholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms. In determining to approve the Agreement, the Board considered the following factors:

Investment Performance. The Independent Trustees reviewed the performance of the Tactical Fund for the 3-month, 6-month and one-year periods ended September 30, 2015, and since the Fund’s inception. The Board noted that the net total return performance of the Tactical Fund underperformed the performance of the peer group selected by Lipper and the Tactical Fund’s benchmark for certain time periods.

The Independent Trustees also reviewed the Tactical Fund’s performance compared to the performance of its benchmark index, consisting of 70% MSCI All-Country World Index and 30% Barclays Aggregate Bond Index for various time periods, which was included in the materials presented to the Board.

The Fund’s underperformance in the fourth quarter of 2014 was driven by its energy, Europe, and hedges baskets. The Fund’s performance in the first quarter of 2015 was driven by the Top 20, Emerging Markets, and Other Equities Baskets. The Fund’s underperformance in the second quarter of 2015 was driven largely by the Other Equities basket. Finally, the Fund’s underperformance in the third quarter of 2015 was driven by its European and Emerging Markets baskets.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Approval of Investment Management Agreement (Unaudited) (Continued)

Management Fees and Total Expense Ratios. The Board discussed with Morgan Creek the level of the advisory fee for the Tactical Fund relative to comparable funds as determined by Lipper. In addition to the management fee, the Board also reviewed the Tactical Fund’s total expense ratio. The Board noted that the fees were within range of funds with similar investment objectives and strategies. The Board reviewed the management fee charged to the Tactical Fund for the fiscal year ended on March 31, 2015 and compared it to the Lipper data of the Tactical Fund’s peers, which was included in the materials presented to the Board. The Board reviewed the total expenses of the Tactical Fund and compared it to the Lipper data of the Tactical Fund’s peers. The Board further noted that Morgan Creek is considering introducing a waiver of 50 basis points of the management fee for the Tactical Fund. It was also noted that Morgan Creek employs an expense cap to reduce costs to shareholders. For the fiscal year ended March 31, 2015, the actual management fee after the fee waiver was 0.872%. Since the Tactical Fund is relatively new, the Board also took into account the fact that its assets are smaller than a number of the peer group funds, which results in the Tactical Fund’s costs being relatively higher than larger funds.

Costs of Services and Potential Profits. In analyzing the cost of services and profitability of Morgan Creek, the Board considered the revenues earned and expenses incurred by Morgan Creek. As to profits realized by Morgan Creek, the Board reviewed information regarding its income and expenses related to the management and operation of the Fund. The Board concluded that Morgan Creek has adequate resources to fulfill its responsibilities under the Agreement. The Board noted that to date the Adviser has not been profitable with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Trustees noted that the assets of the Fund were still too small to meaningfully consider economies of scale and the necessity of breakpoints. Nevertheless, the Board recognized that the Fund benefited and will continue to benefit from an expense cap and a fee waiver with respect to its management fee.

Fall-Out Benefits. The Board concluded that other benefits derived by Morgan Creek from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and its shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by Morgan Creek and found them to be of high-quality and in the best interests of the Fund. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of Morgan Creek who provide the administrative and advisory services to the Fund. The Trustees also concluded that Morgan Creek continues to make a significant entrepreneurial commitment to the management and success of the Fund.

Conclusion. The Independent Trustees concluded that Morgan Creek is a highly experienced investment manager and its key personnel are highly qualified to continue to serve as investment adviser to the Fund. The Independent Trustees also concluded that the Fund’s expense ratio and profitability to Morgan Creek of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time as the Fund is relatively small in terms of assets. The Independent Trustees determined that the potential profitability of ancillary services was not material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees determined to recommend the approval of the Investment Management Agreement to the full Board.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Privacy Notice

FACTS
WHAT DO MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND (THE “FUND”) AND MORGAN CREEK SERIES TRUST (THE “TRUST” AND COLLECTIVELY WITH THE FUNDS, THE “FUND COMPLEX”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and other information we receive from you on applications or other forms
• Information about your transactions with us and our service providers, or others
• Information we receive from consumer reporting agencies (including credit bureaus)
If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy polices and practices described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund Complex chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Complex share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	No
For our affiliates to market to you	No	No
For non-affiliates to market to you	No	No

Questions?	Call (919) 933-4004 or go to http://www.morgancreekfunds.com/privacy-notice.html

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Privacy Notice (continued)

Who we are
Who is providing this notice?	Morgan Creek Global Equity Long/Short Institutional Fund (each a “Fund”) and Morgan Creek Series Trust
What we do
How does the Fund Complex protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How does the Fund Complex collect my personal information?
We collect your personal information, for example, when you:
• open an account
• purchase or sell shares
• exchange shares
We also collect your personal information from others, such as credit bureaus.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Fund Complex:
• Morgan Creek Capital Management, LLC
• Morgan Creek Capital Distributors, LLC
• Hatteras Investment Partners, LLC

Nonaffiliates
Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Fund Complex and we may share your personal information as part of their everyday services to the Fund Complex.
• State Street Bank and Trust Company
• Gemini Fund Services, LLC
• Northern Lights Distributors, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund Complex does not have any joint marketing agreements.

Other important information
In the event that you hold shares of the Fund Complex through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

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Item 2. Code of Ethics.

(a)  Morgan Creek Series Trust (the “Registrant”) has adopted a code of ethics that applies to the Trust’s principal executive officer and principal financial officer. A copy of the Trust’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

(c)  There have been no amendments during the period covered by this report to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)  The Registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)	(2)	The audit committee financial expert is William Blackman. Mr. Blackman has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees. The aggregate Audit Fees of the Registrant’s independent public accountant for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year March 31, 2015, were $45,000 and for the fiscal year March 31, 2016, were $45,000.

(b)  Audit-Related Fees. The aggregate Audit-Related Fees of the Registrant’s independent public accountant for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conduced on behalf of the Registrant, as cited within paragraph (e)(2) of this Item, for the fiscal year March 31, 2015, were $6,600 and for the fiscal year March 31, 2016, were $3,300. The 2015 and 2016 fees were for consent letters for SEC filings.

(c)  Tax Fees. The aggregate Tax Fees of the Registrant’s independent public accountant for professional services rendered for tax compliance, tax advice, and tax planning services, which included the review of federal and state income tax returns and the review of the federal excise tax returns, for the fiscal year March 31, 2015, were $10,500 and for the fiscal year March 31, 2016, were $10,500.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent public accountant’s tax division except those services related to the audit.

(d)   All Other Fees. The aggregate Other Fees of the Registrant’s independent public accountant for all other non-audit services rendered to the Registrant for the fiscal year March 31, 2015, were $0 and for the fiscal year March 31, 2016, were $0.

(e)(1) Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountant. Specifically, the Audit Committee will be responsible for evaluating the provision of non‑audit services to be provided to the Registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any pre-approval requests submitted by the independent public accountant as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent public accountant to provide any services (other than prohibited non-audit services) including the fees and compensation to be paid to the independent public accountant.

(e)(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no fees billed for services provided to the Registrant, described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)   Not applicable.

(g)  The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to Morgan Creek Capital Management, LLC, the investment adviser to the Registrant (the “Advisor”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years of Fund, was $0.

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered by the independent public accountant to the Advisor and the Advisor’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the U.S. Securities and Exchange Commission (“SEC”), regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a) Not applicable.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures, as of a date within 90 days of the filing date of this Form N-CSR.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN CREEK SERIES TRUST

By:	/s/ Mark W, Yusko
Mark W. Yusko
Chairman, President and Trustee
Date:	June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark W, Yusko
Mark W. Yusko
Chairman, President and Trustee
Date:	June 3, 2016

By:	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer
Date:	June 3, 2016